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                                                                  Exhibit 99.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Current Report on Form 8-K of CFX Corporation of our report (which contains an explanatory paragraph regarding a change in 1994 in the method of accounting for income taxes) dated August 4, 1994 on our audit of the statement of financial condition of Milford Co/operative Bank as of June 30, 1994 and the related statements of operations, changes in stockholders' equity and cash flows for the two years then ended.


                                       /s/ COOPERS & LYBRAND, L.L.P.

                                       Coopers and Lybrand, L.L.P.


Boston, Massachusetts
April 11, 1996